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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, relating to the Cadmus Non-Qualified Savings Plan, of our report dated August 1, 2001, included in the Cadmus Communications Corporation Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and to all references to our Firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------

Richmond, Virginia
March 14, 2002

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